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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 6, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)		95-2557091 (I.R.S. Employer Identification No.)

3820 State Street Santa Barbara, California 93105 (Address of principal executive offices, including zip code)

(805) 563-7000 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)

ITEM 5. Other Events.

        On November 6, 2002, Tenet Healthcare Corporation, a Nevada corporation, issued a press release (1) announcing that it received an audit request from the Kansas City office of the Department of Health and Human Services, which audit will seek to determine whether outlier payments to Tenet hospitals were paid in accordance with Medicare laws and regulations, (2) announcing that it has scheduled a conference call and webcast for Thursday, November 7, 2002, and (3) addressing a petition for a temporary restraining order, which was denied, against Palm Beach Gardens Medical Center, a hospital owned by one of Tenet's subsidiaries. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.

(c) Exhibits

Exhibit No.	Description

99	Press release dated November 6, 2002, "Tenet Outliers to be Audited; Company Schedules Expected Conference Call to Discuss Outliers"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: November 6, 2002

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated November 6, 2002, "Tenet Outliers to be Audited; Company Schedules Expected Conference Call to Discuss Outliers"

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FORM 8-K
ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.
SIGNATURE
EXHIBIT INDEX